Accounts Receivable, Net - Schedule of accounts receivable (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2024 USD ($)
Accounts receivable, net:
Accounts receivable	¥ 441,168	¥ 375,651
Allowance for expected credit losses:
Balance at the beginning of the year	(21,645)	(14,640)
Additional provision charged to expenses	(3,814)	(7,103)
Write-off	2,935	98
Balance at the end of the year	(22,524)	(21,645)
Total	¥ 418,644	¥ 354,006	$ 57,354